                                                   EXHIBIT 99.5

                                                                EXECUTION COPY


===============================================================================





                                  CWABS INC.
                                   Depositor





                           WILMINGTON TRUST COMPANY
                                 Owner Trustee







                   ----------------------------------------

                        SERIES 2000-D TRUST SUPPLEMENT
                         Dated as of November 28, 2000

                   ----------------------------------------





                            TRANSFEROR CERTIFICATE
                                 SERIES 2000-D




===============================================================================

                               Table of Contents
                                                                         Page

                                   ARTICLE I
               CREATION OF SERIES 2000-D TRANSFEROR CERTIFICATES

Section 1.01    Designation................................................1

                                  ARTICLE II
                         DEFINITIONS AND CONSTRUCTION

Section 2.01    Definitions................................................2
Section 2.02    Other Defined Terms; Rules of Construction.................2

                                 ARTICLE III.
                      DISTRIBUTIONS TO CERTIFICATEHOLDERS

Section 3.01    Distributions to Certificateholders........................3

                                  ARTICLE IV.
                               THE CERTIFICATES

Section 4.01    Delivery of Certificates; Execution of Series Documents....3
Section 4.02    Form of Certificates; Denominations........................3
Section 4.03    Registration of Transfer of Certificates...................3
Section 4.04    Furnishing Documents to Certificateholders.................4
Section 4.05    Restrictions on Transfer; Legends..........................4
Section 4.06    Indemnification of the Trust by the Transferor.............7

                                   ARTICLE V
                            TERMINATION OF SUBTRUST

Section 5.01    Termination................................................7

                                  ARTICLE VI
                           MISCELLANEOUS PROVISIONS

Section 6.01    Amendment..................................................8
Section 6.02    Governing Law..............................................8
Section 6.03    Counterparts...............................................8
Section 6.04    Ratification of Trust Agreement............................8
Section 6.05    Tax Treatment..............................................8
Section 6.06    Consents...................................................8

                                   EXHIBITS

EXHIBIT A   Form of Series 2000-D Transferor Certificates............A-1
EXHIBIT B   Form of Representation Letter............................B-1

         This SERIES 2000-D TRUST SUPPLEMENT, dated as of November 28, 2000, between CWABS INC., a Delaware corporation, as depositor, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee,

                                  WITNESSETH:

         WHEREAS, pursuant to Section 3.10 of the Master Trust Agreement, the Depositor and the Owner Trustee may enter into a Series Trust Supplement to authorize the issuance by the Trust of Transferor Certificates for a Series; and

         WHEREAS, by executing and delivering this Series Trust Supplement, the parties are providing for the creation of a subtrust of the Trust and the Series 2000-D Transferor Certificates and specifying its principal terms;

         NOW, THEREFORE, the parties agree as follows.


                                   ARTICLE I

               CREATION OF SERIES 2000-D TRANSFEROR CERTIFICATES

         Section 1.01  Designation.

         (a) The Trust hereby establishes the Series 2000-D Subtrust to hold the Series Assets to be transferred to it pursuant to the Series 2000-D Sale and Servicing Agreement and be the issuer of the Series 2000-D Notes under the Series 2000-D Indenture. The Series 2000-D Subtrust shall be a separate series of the Trust pursuant to Section 3804 and 3806(b)(2) of the Business Trust Statute.

         (b) On the Closing Date, the Trust will issue a Series of Certificates consisting of one class designated as the "Revolving Home Equity Loan Asset Backed Transferor Certificates, Series 2000-D" (the "Series 2000-D Transferor Certificates") pursuant to this Series 2000-D Trust Supplement.

         (c) The Series 2000-D Transferor Certificates are "Transferor Certificates" and this Series 2000-D Trust Supplement is a "Series Trust Supplement" for all purposes under the Master Trust Agreement. If any provision of the Series 2000-D Transferor Certificates or this Series 2000-D Trust Supplement conflicts with any provision of the Master Trust Agreement, the provisions of the Series 2000-D Transferor Certificates or this Series 2000-D Trust Supplement, as the case may be, shall be controlling.

         (d) Each term defined in Section 2.01 shall relate only to the Series 2000-D Transferor Certificates and this Series 2000-D Trust Supplement and to no other Transferor Certificates or Series Trust Supplements.


                                  ARTICLE II

                         DEFINITIONS AND CONSTRUCTION

         Section 2.01  Definitions.

         Unless the context requires a different meaning, capitalized terms are used in this Series 2000-D Trust Supplement as defined below.

         "Agreement" means the Master Trust Agreement together with this Series 2000-D Trust Supplement.

         "Credit Enhancer" means Financial Guaranty Insurance Company, as credit enhancer as described in the Series 2000-D Indenture.

         "Series 2000-D" means the Series created by this Series 2000-D Trust Supplement.

         "Series 2000-D Indenture" means the Indenture of even date with this Series 2000-D Trust Supplement between the Trust and the Indenture Trustee.

         "Series 2000-D Notes" means the Notes issued by the Series 2000-D Subtrust under the Series 2000-D Indenture.

         "Series 2000-D Sale and Servicing Agreement" means the Sale and Servicing Agreement of even date with this Series 2000-D Trust Supplement among the Depositor, the Sponsor and Master Servicer, the Trust, and the Indenture Trustee.

         "Series 2000-D Subtrust" means the separate series of the Trust created by this Series 2000-D Trust Supplement.

         "Series 2000-D Transaction Documents" means the Transaction Documents under the Series 2000-D Indenture.

         "Series 2000-D Transferor Certificateholders" means the Holders of the Series 2000-D Transferor Certificates.

         "Series 2000-D Transferor Certificates" means the Transferor Certificates issued by the Series 2000-D Subtrust under this Series 2000-D Trust Supplement.

         "Series 2000-D Trust Supplement" means this agreement supplementing the Master Trust Agreement.

         Section 2.02  Other Defined Terms; Rules of Construction.

         Capitalized terms used in this Series 2000-D Trust Supplement that are not otherwise defined have the meanings given to them in the Master Trust Agreement, and if not defined there, in the Series 2000-D Sale and Servicing Agreement, including those incorporated from the Series 2000-D Indenture. Defined terms include, as appropriate, all genders and the plural as well as the singular. In addition, Section 1.03 (Rules of Construction) of the Master Trust Agreement is incorporated by reference with appropriate substitution of this Series 2000-D Trust Supplement for references in that Section to the Master Trust Agreement so that the language of that Section will read appropriately as applying to this Series 2000-D Trust Supplement.


                                 ARTICLE III

                      DISTRIBUTIONS TO CERTIFICATEHOLDERS

         Section 3.01  Distributions to Certificateholders.

         On each Distribution Date, the Certificate Paying Agent shall distribute to the Series 2000-D Transferor Certificateholders pro rata (based on each holder's percentage ownership of the entire Series 2000-D Transferor Certificate interest) any funds made available to it under Section 8.03 of the Series 2000-D Indenture. Distributions to each Series 2000-D Transferor Certificateholder shall be made by wire transfer of immediately available funds to the Series 2000-D Transferor Certificateholder's account at a bank or other entity having appropriate facilities. If appropriate notice of wiring instructions is not given by any Series 2000-D Transferor Certificateholder, then distribution to that Series 2000-D Transferor Certificateholder shall be by check mailed to the Certificateholder at its address as it appears on the Certificate Register.


                                  ARTICLE IV

                               THE CERTIFICATES

         Section 4.01  Delivery of Certificates; Execution of Series Documents.

         On the Closing Date, the Owner Trustee shall execute and authenticate the Series 2000-D Transferor Certificates in accordance with Section 3.03 of the Master Trust Agreement and deliver them to the order of the Depositor when authenticated. The Owner Trustee is further authorized to execute and deliver the Series 2000-D Transaction Documents.

         Section 4.02  Form of Certificates; Denominations.

         The Series 2000-D Transferor Certificates shall be issued in definitive, fully registered form and shall be substantially in the form of Exhibit A.

         Section 4.03  Registration of Transfer of Certificates.

         No registration of transfer of any Series 2000-D Transferor Certificate shall be made unless the transferor or the transferee has delivered, at its expense, to the Trust, the Depositor, and the Certificate Registrar a fully completed representation letter, substantially in the form of Exhibit B. Each Holder of a Series 2000-D Transferor Certificate must satisfy the transfer restrictions in the representation letter.

         Section 4.04  Furnishing Documents to Certificateholders.

         The Owner Trustee shall furnish to the Certificateholders, promptly upon written request, copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to the Owner Trustee under the Transaction Documents. The Certificateholders shall be entitled to receive any report in accordance with the Series 2000-D Indenture Supplement, the Servicing Agreement, and the Master Trust Agreement, as applicable.

         Section 4.05  Restrictions on Transfer; Legends.

         (a) The Series 2000-D Transferor Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated, or otherwise conveyed (collectively, for purposes of this Section and any other Section referring to the Transferor Certificates, "transferred" or a "transfer") only in accordance with this Section.

         (b) No transfer of a Series 2000-D Transferor Certificate will be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. Except for the initial issuance of a Series 2000-D Transferor Certificate to the Transferor (and any subsequent transfer by that Transferor to one of its Affiliates), the Owner Trustee will require either:

               (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

               (ii) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

         The holder of a Series 2000-D Transferor Certificate desiring to effect a transfer shall indemnify the Series 2000-D Subtrust and the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

         (c) No transfer of an interest in a Series 2000-D Transferor Certificate will be made after its initial issuance unless the Owner Trustee has received either:

               (i) a representation letter from the proposed Transferor, acceptable to and in form and substance satisfactory to the Owner Trustee, to the effect that the proposed Transferor is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of, or investing plan assets of, any such plan, which representation letter shall not be an expense of the Owner Trustee; or

               (ii) an Opinion of Counsel to the effect that the purchase or holding of the Series 2000-D Transferor Certificate will not result in a prohibited transaction under ERISA or Section 4975 of the Code, will not result in the assets of the Series 2000-D Subtrust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Owner Trustee to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

         (d) No transfer of an interest in a Series 2000-D Transferor Certificate after its initial issuance will be made unless:

               (i) the proposed Transferor is organized and existing under the laws of the United States or any State and expressly assumes the performance of every obligation of the existing Transferor under the Agreement and Series 2000-D Transaction Documents pursuant to an agreement acceptable to the Owner Trustee,

               (ii) the existing Transferor delivers to the Owner Trustee an Officer's Certificate stating that the transfer complies with this
          Section 4.05(d) and that all the conditions in this Section 4.05(d) have been complied with, and an Opinion of Counsel stating that all the conditions in this Section 4.05(d) have been complied with;

               (iii) the Rating Agency Condition is satisfied with respect to the transfer;

               (iv) the proposed Transferor delivers to the Owner Trustee an Opinion of Counsel to the effect that

                    (A) the transfer will not adversely affect the treatment
               of the Series 2000-D Notes after the transfer as debt for federal and applicable state income tax purposes,

                    (B) the transfer will not result in the Series 2000-D
               Subtrust or the Trust being subject to tax at the entity level for federal or applicable state tax purposes,

                    (C) the transfer will not have any material adverse effect on the federal or applicable state income taxation of any Holder of the Series 2000-D Notes or any person who is the beneficial owner of a Series 2000-D book-entry Note, and

                    (D) the transfer will not result in the arrangement
               created by the Agreement or any "portion" of the Trust, being treated as a taxable mortgage pool as defined in Section 7701(i) of the Code;

               (v) all filings and other actions necessary to continue the perfection of the interest of the Series 2000-D Subtrust in the related Mortgage Loans and the other related property conveyed to the Series 2000-D Subtrust has been taken or made; and

               (vi) the proposed Transferor agrees to the obligations imposed pursuant to Section 4.06.

         The requirement that the proposed Transferor be organized and existing under the laws of the United States or any State shall not apply if the Rating Agency Condition has been satisfied taking that into account.

         (e) Each Series 2000-D Transferor Certificate shall bear a legend substantially in the following form:

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with
Section 4.05 of the Series 2000-D Trust Supplement to the CWABS Master Trust Agreement. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Code as amended, or a person acting on behalf of or using the assets of any such plan, or that if the transferee is an insurance company, that the transferee is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of this certificate are covered under Sections i and iii of PTCE 95-60; or an opinion of counsel in accordance with Section 4.05(c) of the Series 2000-D Trust Supplement to the CWABS Master Trust Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

         (f) No Series 2000-D Transferor Certificate shall be transferred except to (i) the Master Servicer, the Transferor, the Depositor, or the Trust or (ii) a qualified institutional buyer (as defined in Rule 144A under the Securities Act). Each person (other than the Master Servicer, the Transferor, or the Trust) to whom a Series 2000-D Transferor Certificate is proposed to be transferred will be required to certify to the Transferor, the Trust, and the Certificate Registrar that it is a qualified institutional buyer.

         (g) Notwithstanding anything in this Series 2000-D Trust Supplement or the Master Trust Agreement to the contrary, the Depositor, without the consent of any Noteholder or Certificateholder, may amend this Section 4.05 with the consent of the Credit Enhancer if it receives an Opinion of Counsel to the effect that the amendment will not adversely affect in any material respect

          (i) the tax characterization of any outstanding Series of Notes and Transferor Certificates,

          (ii) the characterization of the Trust as an entity that is not a publicly traded partnership taxable as a corporation for United States federal income tax purposes and will not result in a United States federal withholding tax being imposed on the Trust, or

          (iii) the Trust's exemptions from any registration requirement of the federal securities laws.

         Section 4.06  Indemnification of the Trust by the Transferor.

         The holders from time to time of any Series 2000-D Transferor Certificate by their acceptance of a Series 2000-D Transferor Certificate agree to be liable directly to the injured party for the entire amount of any losses, claims, damages, liabilities, and expenses of the Series 2000-D Subtrust to the extent that a person would be liable for them if the Series 2000-D Subtrust were a partnership under the Delaware Revised Uniform Limited Partnership Act and the person was a general partner of the partnership.

         The holders from time to time of any Series 2000-D Transferor Certificate by their acceptance of a Series 2000-D Transferor Certificate agree to indemnify the Series 2000-D Subtrust, the Indenture Trustee, and the Owner Trustee against any losses, claims, damages, liabilities, and expenses in connection with the Agreement because of any acts, omissions, or alleged acts or omissions arising out of

         o    activities of the Series 2000-D Subtrust or the Owner Trustee,

         o    actions of the Master Servicer, or

         o any judgment, award, settlement, reasonable attorneys' fees, and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding, or claim;

except that the holders from time to time of any Series 2000-D Transferor Certificate shall not indemnify the Indenture Trustee or the Owner Trustee, as the case may be (but shall indemnify any other injured party) for any losses, claims, damages, liabilities, and expenses due to the Indenture Trustee's or the Owner Trustee's willful malfeasance, bad faith, or negligence or because of the Indenture Trustee's or the Owner Trustee's reckless disregard of its obligations the Agreement. The provisions of this indemnity shall run directly to and be enforceable by an injured party.

         Losses, claims, damages, liabilities, and expenses in any way attributable to defaults on the Mortgage Loans are excluded from the coverage of the provisions of this Section.


                                   ARTICLE V

                            TERMINATION OF SUBTRUST

         Section 5.01  Termination.

         (a) The Series 2000-D Transferor Certificates will be retired and the Series 2000-D Subtrust will be dissolved when the final distribution from the Series Assets of Series 2000-D is made to the Series 2000-D Transferor Certificateholders resulting in the Series 2000-D Subtrust having no further Series Assets.

         (b) The bankruptcy, liquidation, or dissolution of any Certificateholder shall not (x) terminate this Agreement, the Series 2000-D Subtrust, or the Trust, (y) entitle that Certificateholder's legal representatives to obtain an accounting or to take any action in any court for a partition or winding up of any part of the Trust or the Series Assets of the Series 2000-D Subtrust, or (z) otherwise affect the rights, obligations, and liabilities of the parties to this Agreement.


                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

         Section 6.01  Amendment.

         No amendment may be made to this Series 2000-D Trust Supplement other than as provided in the Master Trust Agreement.

         Section 6.02  Governing Law.

         THIS TRUST SUPPLEMENT AND EACH SERIES 2000-D TRANSFEROR CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         Section 6.03  Counterparts.

         This Series 2000-D Trust Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one instrument.

         Section 6.04  Ratification of Trust Agreement.

         As supplemented by this Series 2000-D Trust Supplement, the Master Trust Agreement is in all respects ratified and confirmed, and the Master Trust Agreement as so supplemented by this Series 2000-D Trust Supplement shall be instrument.

         Section 6.05  Tax Treatment.

         The Trust and each Holder of a Series 2000-D Transferor Certificate (by acceptance of its Transferor Certificate) agrees to treat the Series 2000-D Transferor Certificates as equity for federal and state income tax purposes.

         Section 6.06  Consents.

         All consents of the Credit Enhancer under this Series 2000-D Trust Supplement or the Master Trust Agreement are only effective if delivered in a writing signed by the Credit Enhancer.

         IN WITNESS WHEREOF, the parties have cause this Series 2000-D Trust Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        CWABS, INC.
                                           Depositor



                                        By:  /s/ Michael Muir
                                             ------------------------------
                                             Name: Michael Muir
                                             Title: Vice President



                                        WILMINGTON TRUST COMPANY



                                        By:  /s/ Donald G. MacKelcan
                                             ------------------------------
                                             Name: Donald G. MacKelcan
                                             Title: Vice President

                                                                     EXHIBIT A

                        FORM OF TRANSFEROR CERTIFICATE

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with
Section 4.05 of the Series 2000-D Trust Supplement to the CWABS Master Trust Agreement. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Code as amended, or a person acting on behalf of or using the assets of any such plan, or that if the transferee is an insurance company, that the transferee is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of this certificate are covered under Sections i and iii of PTCE 95-60; or an opinion of counsel in accordance with Section 4.05(c) of the Series 2000-D Trust Supplement to the CWABS Master Trust Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

Date of Series Trust Supplement to
Master Trust Agreement                        :  November [___], 2000
Cut-off Date                                  :  November [28], 2000
Percentage Interest                           :  100%
Certificate No.                               :  [o]
First Distribution Date                       :  [_______]


        REVOLVING HOME EQUITY LOAN ASSET BACKED TRANSFEROR CERTIFICATE
                                 SERIES 2000-D
                            Transferor Certificate

             evidencing a percentage interest in the distributions allocable to the Transferor Certificates evidencing an undivided interest in a trust consisting primarily of a pool of adjustable rate home equity revolving credit line mortgage loans sold by

                                  CWABS, INC.


         This Certificate does not represent an obligation of or interest in CWABS, Inc. (the "Depositor"), Countrywide Home Loans, Inc., or the Owner Trustee or any of their affiliates. Neither this Certificate nor the underlying Series Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [____________________________] is the registered owner of the Percentage Interest evidenced by this Certificate in the entire interest in the Series 2000-D Subtrust of the CWABS Master Trust, consisting primarily of a pool of mortgage loans (the "Mortgage Loans") transferred by the Depositor and serviced by Countrywide Home Loans, Inc. (in that capacity, the "Master Servicer"). The Series 2000-D Subtrust of the CWABS Master Trust was created pursuant to a Series 2000-D Trust Supplement, dated as specified above, to the CWABS Master Trust Agreement, dated as of August 28, 2000 (together, the "Agreement") between the Depositor and Wilmington Trust Company, as trustee (the "Owner Trustee"), a summary of some of the pertinent provisions of which follows. Capitalized terms used in this Certificate without definition have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the Agreement. The Holder of this Certificate by virtue of the acceptance of it agrees to be bound by the Agreement.

         This Certificate is one of the Transferor Certificates from a duly authorized issue of Certificates designated as Revolving Home Equity Loan Asset Backed Transferor Certificates, Series 2000-D, representing, to the extent specified in the Agreement, an undivided interest in:

          (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances) and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

          (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

          (iii) the Depositor's rights under the Purchase Agreement;

          (iv) the Depositor's rights under the hazard insurance policies covering Mortgaged Properties; and

          (v) certain other property described in the Agreement (collectively, the "Series Assets").

A first priority security interest in all the Series Assets has been granted to the Indenture Trustee under the Indenture.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds available under the Agreement for payment of this Certificate and that the Owner Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights, and limitations of rights and obligations evidenced by this Certificate, and the rights and obligations of the Owner Trustee.

         The Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected Certificateholder if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder.

         No transfer of this Certificate shall be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. In connection with any transfer of this Certificate, the Owner Trustee will require either:

          (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

          (ii) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

In connection with any transfer of this Certificate, the holder transferring this Certificate shall indemnify the Series 2000-D Subtrust and the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

         Neither this Certificate nor any legal or beneficial interest in it may be, directly or indirectly, purchased, transferred, sold, pledged, assigned, or otherwise disposed of, and any proposed transferee of this Certificate shall not become its registered Holder, unless the the conditions in Section 4.05 of the Agreement are satisfied.

         No service charge shall be made for the registration of transfer or exchange of this Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent will treat the person in whose name this Certificate is registered in the Certificate Register as its owner for the purpose of receiving distributions pursuant to Section 5.02 of the Master Trust Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent shall be bound by any notice to the contrary.

         The obligations created by the Agreement will terminate and this Certificate will be retired and the Series 2000-D Subtrust will be dissolved when the final distribution from the Series Assets is made resulting in the Series 2000-D Subtrust having no further Series Assets. The Transferor may effect the transfer of all the Mortgage Loans at their termination purchase price on any Distribution Date from the Distribution Date immediately before which the aggregate Note Principal Balance is less than or equal to 10% of the aggregate Original Note Principal Balance. This transfer will result in the termination of the Agreement and the dissolution of the Series 2000-D Subtrust.

         Unless the certificate of authentication on this Certificate has been executed by the Indenture Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

Dated: November 30, 2000


                              WILMINGTON TRUST COMPANY
                                 not in its individual capacity but solely as Owner Trustee on behalf of the Trust



                              By: ____________________________


Certificate of Authentication:
This is one of the Transferor Certificates referenced in the within-mentioned Agreement.

BANK ONE, NATIONAL ASSOCIATION



By: ________________________
     Authorized Officer

                                                                     EXHIBIT B


                   FORM OF INVESTMENT LETTER [NON-RULE 144A]
                          FOR TRANSFEROR CERTIFICATES


                                                              Date:

CWABS, Inc.
         as Depositor
4500 Park Granada
Calabasas, California 91302
         Attention: ________________

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration

         Re:      CWABS Master Trust
                  Countrywide Home Equity Loan Trust 2000-D,
                  Revolving Home Equity Loan Asset Backed Notes,
                  Series 2000-D Transferor Certificates
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Ladies and Gentlemen:

         In connection with our acquisition of Transferor Certificates in the Denomination of _____________, we certify that (a) we understand that the Transferor Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Transferor Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Transferor Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Transferor Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such employee benefit plan, or (ii) if we are an insurance company, a representation that we are an insurance company which is purchasing the Transferor Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of the Transferor Certificates are covered under PTCE 95-60, (e) we are acquiring the Transferor Certificates for investment for our own account and not with a view to any distribution of the Transferor Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Transferor Certificates in accordance with clause (g) below), (f) we have not offered or sold any Transferor Certificates to, or solicited offers to buy any Transferor Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer, or otherwise dispose of any Transferor Certificates unless (1) the sale, transfer, or other disposition is made pursuant to an effective registration statement under the Act or is exempt from the registration requirements of the Act, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that the sale, transfer, or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of the Transferor Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer in the CWABS Master Trust Agreement dated as of August 28, 2000, between CWABS, Inc. and Wilmington Trust Company, and the Series Trust Supplement dated as of November 28, 2000 (together, the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

                                               Very truly yours,


                                               ------------------------------
                                               Name of Transferee


                                               By:
                                                    -------------------------
                                                    Name:
                                                    Title:

                                  ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

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(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of the Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Issuer to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver the Certificate to the following address:

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Dated:
       ---------------------
                                         -----------------------------------
                                         Signature by or on behalf of assignor




                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to:

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for the account of____________________________ , account number _____________, or, if mailed by check, to_________________________ . Applicable statements should be mailed to_____________________________ ,___________________________
information is provided by____________________________________ , the assignee named above, or____________________________________ , as its agent.